                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement


[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                        COLONIAL INSURED MUNICIPAL FUND
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                        COLONIAL MUNICIPAL INCOME TRUST
                     COLONIAL INTERMEDIATE HIGH INCOME FUND

                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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                           COLONIAL CLOSED-END FUNDS


August 6, 2001

Dear Shareholder:


The Funds listed in the Notice of Annual Meeting of Shareholders will hold an annual meeting on September 26, 2001, at 2:00 p.m., to vote on the proposals listed in the proxy statement.



Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the Funds' investment advisor, has entered into an agreement to sell its asset management business, including the Funds' investment advisor, to Fleet National Bank ("Fleet"), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will cause the Funds' current advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking you to approve new advisory agreements for the Funds. The proposed new advisory agreements are substantially identical to the Funds' current advisory agreements, except as described in the attached proxy statement. NO CHANGES IN ADVISORY FEE RATES OR SERVICES ARE BEING PROPOSED.



Your vote is very important. The Boards of Trustees of the Funds listed in the Notice of Annual Meeting have approved the new advisory agreements and recommend that you vote in favor of the new advisory agreements. The Boards of Trustees also recommend that you vote in favor of the persons proposed for election as Trustees at the annual meeting. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.



It is important that you vote promptly. If you have any questions about voting, please call 888-832-5694.


                                     Sincerely,

                                     /s/ Stephen E. Gibson
                                     STEPHEN E. GIBSON
                                     President

G-60/586G-0601

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                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS

       WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY
        STATEMENT, HERE IS A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.


                             QUESTIONS AND ANSWERS

Q. What am I being asked to vote "For" in this proxy?

A. You are being asked to vote for proposals to:


    1. Approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.



    2.  Elect Trustees for your Fund.


Q. Why am I being asked to vote on new agreements?


A. Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the investment advisor to the Funds listed in the Notice of Annual Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisor, to Fleet National Bank ("Fleet"), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreements. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreements. Your Fund's Board of Trustees has approved, and recommends you approve, the new agreements applicable to your Fund.


Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?


A. The Funds' Board of Trustees believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisor, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.


Q. How do the proposed new agreements differ from the current agreements?

A. The proposed agreements are substantially identical to the current agreements. They differ only in their beginning dates and terms and certain other minor provisions. A comparison of the proposed new agreements is included in the proxy statement under the heading "New Advisory Agreements."

Q. Will this change the advisory fees on my Fund?

A. No. Advisory fees will remain the same.

Q. Will there be any advisor changes?


A. No. The advisor that currently manages the Funds is expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.



Q. How does the Board of Trustees recommend that I vote on these proposals?



A. The Board of Trustees recommends that you vote "FOR" each of the proposals. The Board believes that each of these proposals is in the best interests of your Fund and its shareholders.

Q. How can I vote my proxy?


A. For your convenience, there are several ways you can vote:


   -  By Mail:  vote, sign and return the enclosed proxy card



    -  In Person:  September 26, 2001, at 2:00 p.m. at One Financial Center,
                   Boston, Massachusetts



    - By Telephone or Internet (not available for all shareholders; eligible shareholders will receive an insert with instructions).



    IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

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                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                        COLONIAL INSURED MUNICIPAL FUND
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                        COLONIAL MUNICIPAL INCOME TRUST
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                                 (THE "FUNDS")
                              ONE FINANCIAL CENTER

                          BOSTON, MASSACHUSETTS 02111


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 26, 2001

The Annual Meeting of the shareholders of each Fund will be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts for these purposes:

1. To approve a new Investment Advisory Agreement for each Fund;


2. To elect Trustees as outlined below;


   2.A. Colonial High Income Municipal Trust:

        (i) Nine Trustees to be elected by the holders of common shares of beneficial interest, no par value, of the Fund (the "Common Shares") and Municipal Auction Rate Cumulative Preferred Shares (the "Preferred Shares"), voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

   2.B.  Colonial Investment Grade Municipal Trust:

        (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

   2.C.  Colonial InterMarket Income Trust I: Elect eleven Trustees.

   2.D. Colonial California Insured Municipal Fund:

        (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

   2.E.  Colonial Insured Municipal Fund:

        (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

   2.F.  Colonial New York Insured Municipal Fund:

        (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

   2.G. Colonial Municipal Income Trust:

        (i) Nine Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting together as a single class.

   2.H. Colonial Intermediate High Income Fund: Elect eleven Trustees; and

3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.
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Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.


By order of the Boards of Trustees,


William J. Ballou
Secretary of each Fund
August 6, 2001


PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, IN PERSON, OR BY PHONE OR INTERNET (NOT AVAILABLE FOR ALL SHAREHOLDERS; ELIGIBLE SHAREHOLDERS WILL RECEIVE AN INSERT WITH INSTRUCTIONS).

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                                PROXY STATEMENT

                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                        COLONIAL INSURED MUNICIPAL FUND
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                        COLONIAL MUNICIPAL INCOME TRUST
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                                 (THE "FUNDS")
                              ONE FINANCIAL CENTER

                          BOSTON, MASSACHUSETTS 02111


The Trustees of the Funds (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with the Annual Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about August 6, 2001.

The only items of business that the Trustees expect will come before the Meeting are:


    (1) approval of a new Investment Advisory Agreement for each Fund (the "New Advisory Agreement") with Colonial Management Associates, Inc. (the "Advisor" or "Colonial"); and


    (2) the election of Trustees.


Both proposals affect each Fund, and therefore the vote of every shareholder is being solicited with respect to each proposal as it affects his or her Fund.

                                   PROPOSAL 1


NEW ADVISORY AGREEMENTS

As explained below, the proposed New Advisory Agreement for each Fund is substantially identical (except for its term and date and certain other non-material changes) to the Investment Advisory Agreement currently in effect for that Fund (the "Current Advisory Agreement").


The reason the Trustees are proposing a New Advisory Agreement for each Fund is that the Current Advisory Agreement will terminate when the Advisor's parent company, Liberty Financial Companies, Inc. ("LFC"), sells the Advisor and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the Advisor and the other subsidiaries will become direct or indirect, wholly owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreement of an investment company must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.



In addition, LFC has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of LFC's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale of the Asset Management Segment to Fleet and the Annuity Sale are not conditioned on each other. LFC has entered into a Merger Agreement with Liberty Mutual Insurance Company (the majority stockholder of LFC), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC Acquisition Corporation, a wholly owned subsidiary of Liberty Mutual Insurance Company, will merge with and into LFC, with LFC being the surviving corporation (the "Merger"). In connection with the Merger, holders of LFC common stock, other than LFC, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of LFC common stock who validly perfect and exercise their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such merger consideration is paid, such shares will be cancelled.

The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Advisor can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Trustees also have approved an interim advisory agreement for each Fund pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet only if the Fund has not at that time received the requisite shareholder vote for the New Advisory Agreement at the Meeting. See the section "Basis for the Trustees' Recommendations" below for further information on this interim agreement.


The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Advisor and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Advisor and certain of its affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Advisory Agreements would not be needed because the automatic termination of the Current Advisory Agreements would not occur.

Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each Fund. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.

Shareholders of each Fund will vote separately on the New Advisory Agreement for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THEIR FUND.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The New Advisory Agreement for each Fund is substantially identical (but for a few non-material changes) to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement, and the initial term of each New Advisory Agreement expires on July 31, 2003. Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B to this Proxy Statement contains the form of the New Advisory Agreement applicable to each Fund. Each Current Advisory Agreement and each New Advisory Agreement matches the form in Appendix B, except for items specific to a Fund such as the Fund's name and fee rate, and the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A and B.

The New Advisory Agreement for each Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund, and (3) provide officers, office space and certain administrative services to the Fund.


The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Advisor (those Trustees who are not "interested persons" of the Fund or the Advisor are referred to below as the "Independent Trustees").

The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Advisor, or by the Advisor upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).


The New Advisory Agreement for each Fund provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


Pursuant to pricing and bookkeeping or service agreements, Colonial is responsible for providing certain services to the Funds. The aggregate pricing and bookkeeping or service fees paid by each Fund to Colonial for the most recently completed fiscal year are set forth in Appendix E. Whether or not the proposed new Advisory Agreements are approved, the pricing and bookkeeping or service agreement for each Fund will remain in effect.


BASIS FOR THE TRUSTEES' RECOMMENDATIONS


The Trustees initially met on June 11, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, representatives of LFC made a presentation regarding the terms of the proposed acquisition, and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. At a meeting held on June 19, 2001, LFC and Fleet provided the Trustees with additional information that they had requested, and the Trustees also completed their annual review of the contracts for each Fund. The Trustees determined at the June 19, 2001 meeting to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund. At a meeting held on July 23, 2001, the Trustees gave further consideration to the proposed acquisition and reaffirmed their recommendation that shareholders vote to approve the New Advisory Agreements.

In coming to that determination, the Trustees gave particular consideration to matters relating to the possible effects on the Advisor and the Funds of the acquisition of the Asset Management Segment by Fleet. Among other things, the Trustees considered:


- the stated intention of Fleet not to make immediate changes to the investment management services provided by the Advisor and to collaborate with the Advisor, in consultation with the Boards of the Funds, to develop and implement a strategy for integrating the investment management business of the Advisor with Fleet's investment management business;


- certain actions taken by LFC and the Advisor to help retain and incent their key personnel;

- the general reputation and the financial resources of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service;

- the expected additional investment options available to shareholders of the Funds;

- the impact of the acquisition of the Asset Management Segment on the different types of investors in the Funds;

- the stated intention of Fleet to consult with the Boards of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and

- the stated intention of Fleet of providing investment professionals of the Advisor with access to greater resources as a result of the acquisition.

In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

- the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

- the terms of the New Advisory Agreements;

- the scope and quality of the services that the Advisor has been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;


- the advisory fee rates payable to the Advisor by the Funds and by other funds and client accounts managed by the Advisor and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Advisor that have investment objectives similar to those of the particular Fund).


- the total expense ratios of the Funds and of similar funds managed by other advisors; and


- compensation payable by the Funds to affiliates of the Advisor for other services (see Appendix E to this Proxy Statement for more information about that compensation).



In addition, the Trustees considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Trustees are required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.


In the event that the shareholders have not approved the New Advisory Agreements at the Meeting, the Advisor will enter into interim advisory agreements pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Advisory Agreements will terminate due to an assignment). These interim advisory agreements will be in substantially the forms set forth in Appendix B but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Advisor thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreements is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Advisor). If a Fund has not received the requisite shareholder approval for a New Advisory Agreement within 150 days after the closing of the acquisition, the Trustees will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.


INFORMATION ABOUT THE ADVISOR AND THE FLEET/LFC TRANSACTION

COLONIAL MANAGEMENT ASSOCIATES, INC.


Colonial Management Associates, Inc. ("Colonial"), a Massachusetts corporation, located at One Financial Center, Boston, Massachusetts 02111, is a wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), also located at One Financial Center, Boston, Massachusetts 02111, which in turn is a direct wholly owned subsidiary of Liberty Financial Services, Inc. ("LFS"), which is a direct wholly owned subsidiary of LFC. LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of LFC and the balance was held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of LFS and LFC are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.



Colonial and/or its affiliate, Colonial Advisory Services, Inc., has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 48 open-end and 9 closed-end management investment company portfolios. As of May 31, 2001, Colonial managed and/or administered over $17 billion in assets.


The directors of Colonial are Stephen E. Gibson, Joseph R. Palombo and Kevin M. Carome. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is an Executive Vice President of Colonial. Mr. Carome is a Senior Vice President of Colonial. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111. The business address of Mr. Carome is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Funds are also officers of Colonial: William J. Ballou, Barry Finkle, Ellen Harrington, Kevin
S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo.

DESCRIPTION OF THE TRANSACTION

On June 4, 2001, LFC announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the

Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of approximately $110 million in debt. This price may be adjusted:



- upward or downward based on increases or decreases in the amount of portfolios managed by the subsidiaries that make up the Asset Management Segment (excluding the effects of market action) from December 31, 2000 until a date prior to the closing as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios. The maximum purchase price adjustment under this provision would be $180 million;



- upward or downward based on increases or decreases in the tangible net worth of the Asset Management Segment from April 1, 2001 through a date prior to the closing;



- downward based on decreases of more than 20% (excluding the effects of sales and redemptions) in the market values of the assets under management of the Asset Management Segment between March 31, 2001 and a date prior to the closing; and



- upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the Asset Management Segment and the settlement of certain inter-company accounts, agreements and arrangements between LFC and the subsidiaries that make up the Asset Management Segment.



The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisor and other LFC affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represent 80% of the Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of the Funds will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreements will not occur, and the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.


Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet will have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.



As a result of the acquisition, the Advisor and certain of its affiliates that constitute the Asset Management Segment would become wholly owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:


- CONSUMER AND INVESTMENT SERVICES -- includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- CORPORATE AND GLOBAL BANKING -- includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, government banking services, trade services and cash management; and

- CAPITAL MARKETS -- includes investment banking services, brokerage, market-making and principal investing.


CERTAIN INTERESTS OF FUND TRUSTEES AND OFFICERS. Substantially all full-time employees of LFC and its subsidiaries (including officers of the Funds and one officer of certain subsidiaries of LFC who is also a Trustee of the Funds) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiar-ies Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of LFC ("LFC Options") and shares of restricted stock of LFC ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control, even though some of these LFC Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.

CERTAIN BROKERAGE MATTERS


In their consideration of the New Advisory Agreements, the Trustees took account of the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisor. The Advisor has informed the Trustees that it does not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.



The Advisor may cause portfolio transactions for the Funds to be executed by AlphaTrade Inc. ("AlphaTrade"), a brokerage firm that is affiliated with the Advisor because it is owned by the Advisor. The Funds pay brokerage commissions to AlphaTrade for executing these portfolio transactions. Appendix E contains information about these commission payments.


REQUIRED VOTE. For each Fund, as applicable, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

                                   PROPOSAL 2

ELECTION OF TRUSTEES


In connection with the combination of the Boards of Trustees of the Liberty Funds Complex and the Stein Roe Funds Complex in 2000 and the election of Trustees by shareholders at this Meeting, the classifications of the Trustees (which determine the year in which the term of each Trustee will expire) were reorganized to be as shown for each Fund below. Therefore, you are being asked to vote on all classes of Trustees this year, not only those where term expires in 2001.



2.A.  COLONIAL HIGH INCOME MUNICIPAL TRUST.



Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("Preferred Shares"), voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.


The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:

2002           2003         2004
----           ----         ----
Mr. Hacker     Ms. Kelly    Mr. Mayer
Mr. Lowry      Mr. Palombo  Mr. Nelson
Mr. Neuhauser  Ms.          Mr. Theobald
               Verville

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

                                 REQUIRED VOTE

With respect to Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares of the Fund present at the Meeting in person or by proxy, voting together as a single class, is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is fixed at nine, this means that the nine persons receiving the highest number of votes will be elected as Trustees of the Fund. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Preferred Shares is fixed at two, this means that the two persons receiving the highest number of votes will be elected as Trustees of the Fund.


2.B.  COLONIAL INVESTMENT GRADE MUNICIPAL TRUST.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.



The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:


2002          2003         2004
----          ----         ----
Mr. Lowry     Mr. Hacker   Mr. Mayer
Mr. Nelson    Ms. Kelly    Mr. Neuhauser
Ms. Verville  Mr. Palombo  Mr. Theobald

Messrs. Macera and Stitzel are subject to re-election annually by the holders of the Preferred Shares.

                                 REQUIRED VOTE

With respect to the election of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares of the Fund present at the Meeting in person or by proxy, voting together as a single class, is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is fixed at nine, this means that the nine persons receiving the highest number of votes will be elected as Trustees of the Fund. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Preferred Shares is fixed at two, this means that the two persons receiving the highest number of votes will be elected as Trustees of the Fund.

2.C.  COLONIAL INTERMARKET INCOME TRUST I.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.


The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2002             2003         2004
----             ----         ----
Mr. Lowry     Mr. Hacker  Mr. Macera
Mr. Mayer     Ms. Kelly   Mr. Neuhauser
Mr. Stitzel   Mr. Nelson  Mr. Palombo
Ms. Verville              Mr. Theobald

                                 REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each Trustee. Since the number of Trustees for the Fund is fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected as Trustees of the Fund.

2.D.  COLONIAL CALIFORNIA INSURED MUNICIPAL FUND.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.



The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:


2002            2003         2004
----            ----         ----
Mr. Hacker   Mr. Lowry   Mr. Neuhauser
Ms. Kelly    Mr. Mayer   Mr. Theobald
Mr. Palombo  Mr. Nelson  Ms. Verville

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares.

                                 REQUIRED VOTE

With respect to the election of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares of the Fund present at the Meeting in person or by proxy, voting together as a single class, is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is fixed at nine, this means that the nine persons receiving the highest number of votes will be elected as Trustees of the Fund. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Preferred Shares is fixed at two, this means that the two persons receiving the highest number of votes will be elected as Trustees of the Fund.

2.E.  COLONIAL INSURED MUNICIPAL FUND.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.



The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:



2002         2003        2004
----         ----        ----
Mr. Hacker   Mr. Lowry   Mr. Neuhauser
Ms. Kelly    Mr. Mayer   Mr. Theobald
Mr. Palombo  Mr. Nelson  Ms. Verville


Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares.

                                 REQUIRED VOTE

With respect to the election of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares of the Fund present at the

Meeting in person or by proxy, voting together as a single class, is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is fixed at nine, this means that the nine persons receiving the highest number of votes will be elected as Trustees of the Fund. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Preferred Shares is fixed at two, this means that the two persons receiving the highest number of votes will be elected as Trustees of the Fund.

2.F.  COLONIAL NEW YORK INSURED MUNICIPAL FUND.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.



The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:


2002         2003        2004
----         ----        ----
Mr. Hacker   Mr. Lowry   Mr. Neuhauser
Ms. Kelly    Mr. Mayer   Mr. Theobald
Mr. Palombo  Mr. Nelson  Ms. Verville

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares.

                                 REQUIRED VOTE

With respect to the election of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares of the Fund present at the Meeting in person or by proxy, voting together as a single class, is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is fixed at nine, this means that the nine persons receiving the highest number of votes will be elected as Trustees of the Fund. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Preferred Shares is fixed at two, this means that the two persons receiving the highest number of votes will be elected as Trustees of the Fund.

2.G.  COLONIAL MUNICIPAL INCOME TRUST.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.



The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting), and shall be voted on by both the Common Shares and Preferred Shares:


2002         2003        2004
----         ----        ----
Mr. Mayer    Mr. Hacker  Mr. Lowry
Mr. Palombo  Ms. Kelly   Mr. Neuhauser
Ms.          Mr. Nelson  Mr. Theobald
Verville

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares.

                                 REQUIRED VOTE

With respect to the election of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Palombo and Theobald, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares of the Fund present at the Meeting in person or by proxy, voting together as a single class, is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, is fixed at nine, this means that the nine persons receiving the highest number of votes will be elected as Trustees of the Fund. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee. Since the number of Trustees to be elected by the holders of Preferred Shares is fixed at two, this means that the two persons receiving the highest number of votes will be elected as Trustees of the Fund.

2.H.  COLONIAL INTERMEDIATE HIGH INCOME FUND.


Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald, (who have each agreed to serve) are proposed for election as Trustees of the Fund. The Board of Trustees currently consists of Mss. Kelly and Verville, and Messrs. Hacker, Lowry, Macera, Mayer, Nelson, Neuhauser, Palombo, Stitzel and Theobald.


The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2002        2003           2004
----        ----           ----
Mr. Lowry   Mr. Hacker     Mr. Macera
Mr. Mayer   Ms. Kelly      Mr. Stitzel
Mr. Nelson  Mr. Neuhauser  Mr. Theobald
            Mr. Palombo    Ms. Verville

                                 REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each Trustee. Since the number of Trustees to be elected for the Fund is fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected as Trustees of the Fund.


FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDICES G AND H TO THIS PROXY STATEMENT.


                             TRUSTEES' COMPENSATION


The members of the Board of Trustees of each Fund serve as Trustees of the Liberty Funds Complex and Stein Roe Funds Complex, for which service each Trustee, except for Mr. Palombo, receives an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board of Trustees holds six regular joint Board meetings each year. Committee chairs receive an additional annual retainer of $5,000. Other Committee members receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Funds Complex and Stein Roe Funds Complex based on their relative net assets, and one-third of the fees is divided equally among the respective Funds in the Liberty Funds Complex and Stein Roe Funds Complex.



The Boards of Trustees of the Liberty Funds Complex and the Stein Roe Funds Complex were combined in 2000. The Funds do not provide pension or retirement plan benefits to the Trustees. However, certain Trustees who served on the Board of Trustees of the Liberty Funds Complex and did not continue on the combined Board of Trustees of the Liberty Funds Complex and Stein Roe Funds Complex will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. LFC and the Funds of the Liberty Funds Complex will each bear one-half of the cost of the payments; the portion of the payment borne by the Liberty Funds Complex will be allocated among the Liberty Funds Complex based on each Fund's share of the Trustee fees for 2000. In addition, two Trustees who served on the Board of Trustees of the Stein Roe Funds Complex and did not continue on the combined Board of Trustees of the Liberty Funds Complex and Stein Roe Funds Complex have received or will receive payments in connection with their service. One Trustee received a payment of $50,000 upon completion of his service and another will receive four quarterly payments at an annual rate equal to his 1999 Trustee compensation. LFC and the Funds of the Stein Roe Funds Complex will each bear one-half of the cost of the payments to these Trustees; the Stein Roe Funds' portion of the payments will be allocated among the Funds based on each Fund's share of the Trustee fees for 2000.



FOR INFORMATION REGARDING THE COMPENSATION RECEIVED BY THE TRUSTEES OF YOUR FUND FOR SERVING AS TRUSTEES FOR THE FISCAL YEARS ENDED OCTOBER 31, 2000 (FOR COLONIAL INTERMEDIATE HIGH INCOME FUND) AND NOVEMBER 30, 2000 (FOR ALL OTHER FUNDS), AND FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2000, SEE APPENDIX I TO THIS PROXY STATEMENT.


                       TRUSTEES' MEETINGS AND COMMITTEES

THE FOLLOWING APPLIES TO ALL FUNDS EXCEPT COLONIAL INTERMEDIATE HIGH INCOME
FUND:

During the fiscal year ended November 30, 2000, each Board of Trustees held six meetings.


The Audit Committee, consisting at the time of Ms. Verville and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, met four times during the fiscal year ended November 30, 2000. The Committee now consists of Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.



The Funds' Audit Committee is comprised of only "Independent" Trustees (as defined in the regulations of the New York Stock Exchange (NYSE)) of the Funds, who also are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds. The Audit Committee reviews the process of preparing and reviewing financial statement and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.


In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services provided by the independent accountants of the Fund. Each Fund's independent accountants, PricewaterhouseCoopers LLP ("PWC"), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.



The Funds' Boards of Trustees have adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation and which is attached hereto as Appendix J. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Funds' Boards of Trustees have determined, in accordance with applicable regulations of the NYSE and the American Stock Exchange ("AMEX"), that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. All members of the Audit Committee meet the independence standards of both the NYSE and AMEX.

FEES PAID TO INDEPENDENT ACCOUNTANTS

1.  Audit Fees


For the audit of the Funds' annual financial statements for the fiscal year ended October 31, 2000 or November 30, 2000 included in each Fund's annual report to shareholders for that fiscal year, the Funds paid or accrued the following amounts to PWC:



Colonial High Income Municipal
  Trust                          $23,300
Colonial Investment Grade
  Municipal Trust                $19,800
Colonial InterMarket Income
  Trust I                        $24,800
Colonial California Insured
  Municipal Fund                 $19,000
Colonial Insured Municipal Fund  $19,000
Colonial New York Insured
  Municipal Fund                 $19,000
Colonial Municipal Income Trust  $23,300
Colonial Intermediate High
  Income Fund                    $29,000



2.  Financial Information Systems Design and Implementation Fees


For the fiscal year ended October 31, 2000 or November 30, 2000, the Funds, the Advisor, and entities controlling, controlled by or under common control with the Advisor which provide services to the Funds did not pay or accrue any fees for financial information systems design and implementation services by PWC.

3.  All Other Fees


For the fiscal year ended October 31, 2000 or November 30, 2000, the Funds paid the following fees for tax services and all other services provided by PWC:



                                        TAX       ALL OTHER
                                      SERVICES    SERVICES
                                      --------    ---------
Colonial High Income Municipal Trust   $3,300      $6,000
Colonial Investment Grade Municipal
  Trust                                $4,700      $6,000
Colonial InterMarket Income Trust I    $3,900      $    0
Colonial California Insured
  Municipal Fund                       $5,000      $6,000
Colonial Insured Municipal Fund        $5,000      $6,000
Colonial New York Insured Municipal
  Fund                                 $5,000      $6,000
Colonial Municipal Income Trust        $4,700      $6,000
Colonial Intermediate High Income
  Fund                                 $3,400      $1,500



In addition, the Advisor, and entities controlling, controlled by or under common control with the Advisor which provide services to the Funds, paid or accrued aggregate fees of $653,000 for the fiscal year ended November 30, 2000 ($628,000 for the fiscal year ended October 31, 2000) for all other services provided by PWC.


The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.

The Compensation Committee, consisting at the time of Ms. Collins and Messrs. Grinnell, Neuhauser and Stitzel, met once during the fiscal year ended November 30, 2000. The Governance Committee assumed the duties of the Compensation Committee in December, 2000. The Governance Committee reviews the compensation of the Board of Trustees.


The Governance Committee, consisting at the time of Messrs. Bleasdale, Lowry, Mayer and Moody and Ms. Verville, met three times during the fiscal year ended November 30, 2000. The Committee now consists of Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald. The Committee in its sole discretion recommends to the Trustees among other things, nominees for Trustee and for appointments to various committees. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund.

During the fiscal year ended November 30, 2000, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

THE FOLLOWING APPLIES TO COLONIAL INTERMEDIATE HIGH INCOME FUND:

During the fiscal year ended October 31, 2000, the Board of Trustees held six meetings.

The Audit Committee, consisting at the time of Ms. Verville and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, met four times during the fiscal year ended October 31, 2000. The Committee now consists of Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

Additional discussion of the Audit Committee and the fees paid to PWC by the Funds, the Advisor, and entities controlling, controlled by or under common control with the Advisor which provide services to the Funds, appear on the previous pages.

The Compensation Committee, consisting at the time of Ms. Collins and Messrs. Grinnell, Neuhauser and Stitzel, met once during the fiscal year ended October 31, 2000. The Governance Committee assumed the duties of the Compensation Committee in December, 2000. The Committee reviews the compensation of the Board of Trustees.

The Governance Committee, consisting at the time of Messrs. Bleasdale, Lowry, Mayer and Moody, and Ms. Verville, met three times during the fiscal year ended October 31, 2000. The Committee now consists of

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald. The Committee in its sole discretion recommends to the Trustees among other things, nominees for Trustee and for appointments to various committees. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund.

During the fiscal year ended October 31, 2000, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the Investment Company Act require the Board of Trustees and executive officers of any Fund, persons who own more than ten percent of any Fund's equity securities ("Section 16 reporting persons"), the Fund's investment advisor and affiliated persons of the Fund's investment advisor to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Funds and on representations that no other reports were required during the fiscal year ended November 30, 2000 (October 31, 2000 for Colonial Intermediate High Income Fund), the Funds believe that Section 16 reporting persons complied with all Section 16(a) filings applicable to them.



                               OTHER INFORMATION



FUND ANNUAL AND SEMI-ANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO THE ADVISOR AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111, OR BY CALLING 800-426-3750.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 16, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Trustees and the executive officers of the Funds.



INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING



SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Advisor or of LFC and its affiliated companies. In addition, Georgeson Shareholder Communications Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $55,000.



COSTS OF SOLICITATION. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by LFC or Fleet. None of these costs will be borne by the Funds or their shareholders.



VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement and in favor of the nominees for election as Trustees. You may vote by any one of the following methods: (1) by mailing the enclosed proxy card or (2) by telephone or through use of the Internet (not available for all shareholders; eligible shareholders will receive an insert with instructions). If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal, including all of the nominees for election as Trustees. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Funds, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of the Colonial California Insured Municipal Trust, Colonial Insured Municipal Fund, Colonial New York Insured Municipal Fund and Colonial Municipal Income Trust, 30% of the shares of the Fund outstanding on the record date and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. For each of the Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial Intermediate High Income Fund and Colonial InterMarket Income Trust I, a majority of the shares entitled to vote of the Fund, outstanding on the record date and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to approval of the New Advisory Agreements, these shares, which will be counted as present but not as voting in favor of any proposal, will have the same effect as if they cast votes against the proposal. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.



ADJOURNMENTS; OTHER BUSINESS. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements and the election of Trustees. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.


SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. Shareholder proposals to be included in the Funds' proxy materials for the 2002 Annual Meeting of Shareholders of each Fund must be received by the Fund a reasonable time before it mails its proxy materials for that meeting. Shareholders who wish to make a proposal at the 2002 Annual Meeting that will not be included in the Funds' proxy materials must notify the relevant Fund a reasonable time before it begins to print and mail its proxy materials for that meeting. If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. You may submit shareholder proposals to the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A

                              ADVISORY AGREEMENTS


-------------------------------------------------------------------------------------
                                                    DESCRIPTION OF     DATE OF LAST
                                                    TRUSTEE ACTION    SUBMISSION OF
                                                      REGARDING      CURRENT ADVISORY
                ADVISORY FEE RATE                  CURRENT ADVISORY   AGREEMENT FOR
                 SCHEDULE (AS A        DATE OF     AGREEMENT SINCE     SHAREHOLDER
                  PERCENTAGE OF        CURRENT       BEGINNING OF      APPROVAL AND
                 AVERAGE WEEKLY       ADVISORY       FUND'S LAST        REASON FOR
NAME OF FUND       NET ASSETS)        AGREEMENT      FISCAL YEAR        SUBMISSION
-------------------------------------------------------------------------------------
 Colonial       0.75% of Average     March 27,      On June 19,       On May 26,
 InterMarket    Weekly Managed       1995           2001, the         1999,
 Income Trust   Assets (which        (amended and   Trustees          shareholders
 I              include assets       restated       approved the      approved the
                representing         June 16,       current           current amended
                leverage)            1999)          advisory          and restated
                                                    agreement         advisory
                                                                      agreement
-------------------------------------------------------------------------------------
 Colonial       0.65% plus 20% on    September 1,   On June 19,       On June 28,
 Intermediate   any leverage         2000           2001, the         2000,
 High Income    income                              Trustees          shareholders
 Fund                                               approved the      approved the
                                                    current           current amended
                                                    advisory          and restated
                                                    agreement         advisory
                                                                      agreement
-------------------------------------------------------------------------------------
 Colonial       0.65%(1)             October 25,    On June 19,       On October 25,
 California                          1999           2001, the         1999, the sole
 Insured                                            Trustees          shareholder
 Municipal                                          approved the      approved the
 Fund                                               current           current
                                                    advisory          advisory
                                                    agreement         agreement
-------------------------------------------------------------------------------------
 Colonial New   0.65%(2)             October 25,    On June 19,       On October 25,
 York Insured                        1999           2001, the         1999, the sole
 Municipal                                          Trustees          shareholder
 Fund                                               approved the      approved the
                                                    current           current
                                                    advisory          advisory
                                                    agreement         agreement
-------------------------------------------------------------------------------------
 Colonial       0.65%(3)             October 25,    On June 19,       On October 25,
 Insured                             1999           2001, the         1999, the sole
 Municipal                                          Trustees          shareholder
 Fund                                               approved the      approved the
                                                    current           current
                                                    advisory          advisory
                                                    agreement         agreement
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                    DESCRIPTION OF     DATE OF LAST
                                                    TRUSTEE ACTION    SUBMISSION OF
                                                      REGARDING      CURRENT ADVISORY
                ADVISORY FEE RATE                  CURRENT ADVISORY   AGREEMENT FOR
                 SCHEDULE (AS A        DATE OF     AGREEMENT SINCE     SHAREHOLDER
                  PERCENTAGE OF        CURRENT       BEGINNING OF      APPROVAL AND
                 AVERAGE WEEKLY       ADVISORY       FUND'S LAST        REASON FOR
NAME OF FUND       NET ASSETS)        AGREEMENT      FISCAL YEAR        SUBMISSION
-------------------------------------------------------------------------------------
 Colonial       0.65%                March 27,      On June 19,       On February 15,
 Investment                          1995           2001, the         1995,
 Grade                                              Trustees          shareholders
 Municipal                                          approved the      approved a form
 Trust                                              current           of the current
                                                    advisory          advisory
                                                    agreement         agreement
-------------------------------------------------------------------------------------
 Colonial       0.80%                March 27,      On June 19,       On February 15,
 High Income                         1995           2001, the         1995,
 Municipal                                          Trustees          shareholders
 Trust                                              approved the      approved a form
                                                    current           of the current
                                                    advisory          advisory
                                                    agreement         agreement
-------------------------------------------------------------------------------------
 Colonial       0.65%                March 27,      On June 19,       On February 15,
 Municipal                           1995           2001, the         1995,
 Income Trust                                       Trustees          shareholders
                                                    approved the      approved a form
                                                    current           of the current
                                                    advisory          advisory
                                                    agreement         agreement
-------------------------------------------------------------------------------------


(1) The Fund's advisor has agreed to waive the Fund's management fees in the following amounts, expressed as a percentage of average weekly total net assets: 0.30% for the first 5 years of the Fund's operations; 0.25% in year 6; 0.20% in year 7; 0.15% in year 8; 0.10% in year 9 and 0.05% in year 10.

(2) The Fund's advisor has agreed to waive the Fund's management fees in the following amounts, expressed as a percentage of average weekly total net assets: 0.30% for the first 5 years of the Fund's operations; 0.25% in year 6; 0.20% in year 7; 0.15% in year 8; 0.10% in year 9 and 0.05% in year 10.


(3) From January 2, 2001 through November 30, 2001 (on an annualized basis) and for the following years ended November 30, the Fund's advisor has agreed to waive the Fund's management fees (as a percentage of average weekly total net assets) as follows: 2001 -- 0.30%; 2002 -- 0.30%; 2003 -- 0.30%;
    2004 -- 0.30%; 2005 -- 0.25%; 2006 -- 0.20%; 2007 -- 0.15%; 2008 -- 0.10%;
    2009 -- 0.05%.

                                                                      APPENDIX B



NOTE: THE BRACKETED TEXT APPEARS ONLY IN THE ADVISORY AGREEMENTS FOR THE FUNDS
      INDICATED.



                     FORM OF INVESTMENT ADVISORY AGREEMENT



                              MANAGEMENT AGREEMENT



AGREEMENT dated as of [            ], 2001, between COLONIAL [            ]
FUND, a Massachusetts business trust (Fund), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (Advisor).



In consideration of the promises and covenants herein, the parties agree as follows:



1. The Advisor will manage the investment of the assets of the Fund in accordance with its investment policies and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Fund.



2. In carrying out its investment management obligations, the Advisor shall:



  (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures approved by the Board of Trustees; and (c) report results to the Board of Trustees.



3. The Advisor shall furnish at its expense the following:



  (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors, officers, partners or employees of the Advisor or its affiliated persons (other than a registered investment company).

4. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.



5. The Fund shall pay the Advisor monthly a fee at the annual rate of [    ]% of
   the average weekly net assets of the Fund.



   [FOR COLONIAL INTERMEDIATE HIGH INCOME FUND ONLY: In addition, the Fund shall pay the Advisor monthly a fee equal to 20% of the Fund's Leverage Income; provided, however, if the Fund's Leverage Income is less than zero then the Advisor shall pay the Fund 20% of the Fund's Leverage Income.



   "LEVERAGE INCOME" SHALL MEAN:



(gross income of the        (% of Fund's average       (interest and other
  Fund for such             daily total assets         borrowing expenses
  month)               X    represented by        -    associated with
                            leverage as of the         leverage for such
                            last day of such           month)]
                            month)



6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Advisor's fee shall be reduced by the excess but not to less than zero.



  [FOR ALL FUNDS EXCEPT COLONIAL INTERMEDIATE HIGH INCOME FUND: Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses and extraordinary expenses, if any. The Advisor may waive its compensation (and, bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.]



7. This Agreement shall become effective as of the date of its execution, and
   (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Fund.



8. This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding voting securities", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.



10.In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.



COLONIAL [            ] FUND



By:

   -------------------------------------------------------------------------

   Title: [            ]



COLONIAL MANAGEMENT


ASSOCIATES, INC.



By:

   -------------------------------------------------------------------------

   Title: [            ]



A copy of the document establishing the Fund is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but only upon the assets of the Fund.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                      APPENDIX C



               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISOR



The Advisor acts as investment advisor or sub-advisor to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.



COLONIAL HIGH INCOME MUNICIPAL TRUST



---------------------------------------------------------------------------------------
                                                               FEE        ADVISOR'S
                                           NET ASSETS OF      RATE     RELATIONSHIP TO
                          OTHER FUNDS      OTHER FUNDS AT  (AS A % OF     OTHER FUND
                             WITH             MAY 31,      AVERAGE NET   (ADVISOR OR
ADVISOR               SIMILAR OBJECTIVES        2001         ASSETS)     SUB-ADVISOR)
---------------------------------------------------------------------------------------
 Colonial             Colonial Municipal  $260.2 million   0.65%       Advisor
                       Income Trust
---------------------------------------------------------------------------------------
 Colonial             Liberty High Yield  $138.3 million   0.60%;      Advisor
                       Municipal Fund                       0.55% over
                                                            $1
                                                            billion;
                                                            0.50% over
                                                            $3
                                                            billion;
                                                            0.45% over
                                                            $4 billion
                                                            on
                                                            combined
                                                            assets
---------------------------------------------------------------------------------------



COLONIAL INTERMARKET INCOME TRUST I



---------------------------------------------------------------------------------------
                                                                          ADVISOR'S
                                           NET ASSETS OF               RELATIONSHIP TO
                          OTHER FUNDS      OTHER FUNDS AT                 OTHER FUND
                             WITH             MAY 31,          FEE       (ADVISOR OR
ADVISOR               SIMILAR OBJECTIVES        2001          RATE       SUB-ADVISOR)
---------------------------------------------------------------------------------------
 Colonial             Liberty Strategic   $1.7 billion     0.65%;      Advisor
                       Income Fund                          0.60% in
                                                            excess of
                                                            $1
                                                            billion;
                                                            0.55% in
                                                            excess of
                                                            $2 billion
---------------------------------------------------------------------------------------
 Colonial             Colonial            $146.1 million   0.45%       Sub-Advisor
                       Strategic Income
                       Fund, Variable
                       Series
---------------------------------------------------------------------------------------

COLONIAL MUNICIPAL INCOME TRUST



---------------------------------------------------------------------------------------
                                                               FEE        ADVISOR'S
                                           NET ASSETS OF      RATE     RELATIONSHIP TO
                          OTHER FUNDS      OTHER FUNDS AT  (AS A % OF     OTHER FUND
                             WITH             MAY 31,      AVERAGE NET   (ADVISOR OR
ADVISOR               SIMILAR OBJECTIVES        2001         ASSETS)     SUB-ADVISOR)
---------------------------------------------------------------------------------------
 Colonial             Colonial High       $339.4 million   0.80%       Advisor
                       Income Municipal
                       Trust
---------------------------------------------------------------------------------------
 Colonial             Liberty High Yield  $138.3 million   0.60%;      Advisor
                       Municipal Fund                       0.55% over
                                                            $1
                                                            billion;
                                                            0.50% over
                                                            $3
                                                            billion;
                                                            0.45% over
                                                            $4 billion
                                                            on
                                                            combined
                                                            assets
---------------------------------------------------------------------------------------

                                                                      APPENDIX D


                              BROKERAGE PRACTICES

The following is a summary of the brokerage practices of the Advisor:


BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.



The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.


It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Funds. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.


The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.



The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.



The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

                                                                      APPENDIX E



           COMPENSATION PAID BY A FUND TO THE ADVISOR AND AFFILIATES

                        FOR EACH FUND'S LAST FISCAL YEAR

                                ($ IN THOUSANDS)


----------------------------------------------------------------------------------------------------------------------------

                                                                             NET TRANSFER
                                                                              AGENCY AND    NET FEES FOR   NET DISTRIBUTION
                                                       NET         NET       SHAREHOLDER    PRICING AND     AND SHAREHOLDER
                                                    ADVISORY  ADMINISTRATIVE  SERVICING     BOOKKEEPING    SERVICING (12B-1)
                                                    FEE PAID   FEES PAID TO  FEES PAID TO SERVICES PAID TO   FEES PAID TO
                                                       TO       ADVISOR'S     ADVISOR'S      ADVISOR'S         ADVISOR'S
NAME OF FUND                                         ADVISOR    AFFILIATES    AFFILIATES     AFFILIATES       AFFILIATES
----------------------------------------------------------------------------------------------------------------------------
 Colonial InterMarket Income Trust I                   $811         $0            $0             $32              $0
----------------------------------------------------------------------------------------------------------------------------

 Colonial Intermediate High Income Fund                 807          0             0              49               0
----------------------------------------------------------------------------------------------------------------------------

 Colonial California Insured Municipal Fund             219(a)        0            0              21               0
----------------------------------------------------------------------------------------------------------------------------

 Colonial New York Insured Municipal Fund                 0(b)        0            0              18               0
----------------------------------------------------------------------------------------------------------------------------

 Colonial Insured Municipal Fund                        330          0             0              29               0
----------------------------------------------------------------------------------------------------------------------------

 Colonial Investment Grade Municipal Trust            1,156          0             0              48               0
----------------------------------------------------------------------------------------------------------------------------

 Colonial High Income Municipal Trust                 2,734          0             0              86               0
----------------------------------------------------------------------------------------------------------------------------

 Colonial Municipal Income Trust                      1,698          0             0              66               0
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------  -------------------------------
                                                                       PERCENTAGE OF
                                                       NET BROKERAGE   FUND'S TOTAL
                                                      COMMISSIONS ON     BROKERAGE
                                                     FUND'S PORTFOLIO   COMMISSIONS
                                                       TRANSACTIONS       PAID TO
                                                     PAID TO ADVISOR'S   ADVISOR'S
                                                         BROKERAGE       BROKERAGE
NAME OF FUND                                            AFFILIATES      AFFILIATES
---------------------------------------------------  -------------------------------
 Colonial InterMarket Income Trust I                        $0               $0
--------------------------------------------------------------------------------------------------
 Colonial Intermediate High Income Fund                      0                0
-----------------------------------------------------------------------------------------------------------------
 Colonial California Insured Municipal Fund                  0                0
----------------------------------------------------------------------------------------------------------------------------
 Colonial New York Insured Municipal Fund                    0                0
----------------------------------------------------------------------------------------------------------------------------
 Colonial Insured Municipal Fund                             0                0
----------------------------------------------------------------------------------------------------------------------------
 Colonial Investment Grade Municipal Trust                   0                0
----------------------------------------------------------------------------------------------------------------------------
 Colonial High Income Municipal Trust                        0                0
----------------------------------------------------------------------------------------------------------------------------
 Colonial Municipal Income Trust                             0                0
----------------------------------------------------------------------------------------------------------------------------


(a) For the year ended November 30, 2000, Colonial Management Associates, Inc. waived advisory fees of approximately $108,000.

(b) For the year ended November 30, 2000, Colonial Management Associates, Inc. waived and assumed expenses of approximately $42,000.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                                                      APPENDIX F


                    SHARES OUTSTANDING AND ENTITLED TO VOTE


On July 16, 2001, the Funds had outstanding and entitled to vote at the meeting the following shares of beneficial interest:



                                               COMMON        PREFERRED
FUND                                           SHARES         SHARES
----                                       --------------    ---------
Colonial High Income Municipal Trust
  (CHIMT)                                  31,078,028.000      4,800(1)
Colonial Investment Grade Municipal Trust
  (CIGMT)                                  11,509,000.000      2,400
Colonial InterMarket Income Trust I
  (CIITI)(2)                               11,009,000.000          0
Colonial California Insured Municipal
  Fund (CCIMF)                              2,767,557.667        978
Colonial Insured Municipal Fund (CIMF)      4,227,253.667      1,492
Colonial New York Insured Municipal Fund
  (CNYIMF)                                  1,606,899.667        564
Colonial Municipal Income Trust (CMIT)     27,645,113.000      3,600
Colonial Intermediate High Income Fund
  (CIHIF)(3)                               20,573,620.049          0


(1) Consists of 2,400 Series T Shares and 2,400 Series W Shares.

(2) Colonial InterMarket Income Trust I has only one class of shares outstanding. For purposes of this Proxy Statement only, these shares may be referred to as "Common Shares."

(3) Colonial Intermediate High Income Fund has only one class of shares outstanding. For purposes of this Proxy Statement only, these shares may be referred to as "Common Shares."

OWNERSHIP OF SHARES


As of July 16, 2001, each Fund believes that the Trustees and officers of each Fund, as a group, owned less than one percent of each class of shares of the Fund.

Shareholders of record at the close of business on July 16, 2001, will have one vote for each share held. On July 16, 2001, the following persons were known to beneficially own of record more than 5% of the outstanding securities of the
Funds:



                                             NUMBER       PERCENTAGE
          CLASS                            OF SHARES      OF SHARES
FUND    OF SHARES    NAME AND ADDRESS        OWNED          OWNED
----    ---------   ------------------   --------------   ----------
CHIMT    Common                          27,171,615.000     87.43
CIGMT    Common     Cede & Co. Fast*      9,947,653.000     86.43
CIITI    Common     7 Hanover Square      9,686,764.000     87.99
CCIMF    Common     23rd Floor            2,668,003.000     96.40
CIMF     Common     New York, NY 10004    4,126,178.498     97.61
CNYIMF   Common     (for all Funds)       1,586,548.000     98.73
CMIT     Common                          22,763,009.000     82.34
CIHIF    Common                          18,651,974.217     90.66


---------------


*Shares are believed only to be held as nominee.

                                   APPENDIX G


                              TRUSTEE INFORMATION

The following table sets forth certain information about the Boards of Trustees of the Liberty Funds:


                                                                     SHARES AND
                                                                     PERCENT OF
                                                                      EACH FUND
                                                                    BENEFICIALLY
NAME                  TRUSTEE        PRINCIPAL OCCUPATION(1)          OWNED AT
(AGE)                  SINCE            AND DIRECTORSHIPS           JULY 16, 2001
-----                 -------        -----------------------        -------------
Douglas A. Hacker      2000     Executive Vice President and Chief       (2)
(45)                            Financial Officer of UAL, Inc.
                                (airline) since July, 1999; Senior
                                Vice President and Chief Financial
                                Officer of UAL, Inc. prior
                                thereto.
Janet Langford Kelly   2000     Executive Vice                           (2)
(43)                            President -- Corporate Development
                                and Administration, General
                                Counsel, and Secretary, Kellogg
                                Company (food manufacturer), since
                                September, 1999; Senior Vice
                                President, Secretary and General
                                Counsel, Sara Lee Corporation
                                (branded, packaged,
                                consumer-products manufacturer)
                                prior thereto.
Richard W. Lowry       1995     Private Investor since August,           (2)
(65)                            1987 (formerly Chairman and Chief
                                Executive Officer, U.S. Plywood
                                Corporation (building products
                                manufacturer)).
Salvatore Macera       1998     Private Investor since 1981              (2)
(70)                            (formerly Executive Vice President
                                and Director of Itek Corporation
                                (electronics) from 1975 to 1981).

                                                                     SHARES AND
                                                                     PERCENT OF
                                                                      EACH FUND
                                                                    BENEFICIALLY
NAME                  TRUSTEE        PRINCIPAL OCCUPATION(1)          OWNED AT
(AGE)                  SINCE            AND DIRECTORSHIPS           JULY 16, 2001
-----                 -------        -----------------------        -------------
William E. Mayer(3)    1994     Managing Partner, Park Avenue            (2)
(61)                            Equity Partners (venture capital)
                                since 1998 (formerly Founding
                                Partner, Development Capital, LLC
                                from November, 1996 to 1998; Dean
                                and Professor, College of Business
                                and Management, University of
                                Maryland from October, 1992 to
                                November, 1996); Director, Johns
                                Manville (building products
                                manufacturer); Lee Enterprises
                                (print and on-line media); WR
                                Hambrecht & Co (financial service
                                provider); Systech Retail Systems
                                (retail industry technology
                                provider).
Charles R. Nelson      2000     Van Voorhis Professor, Department        (2)
(58)                            of Economics, University of
                                Washington; consultant on economic
                                and statistical matters.
John J. Neuhauser      1985     Academic Vice President and Dean         (2)
(58)                            of Faculties since August, 1999,
                                Boston College (formerly Dean,
                                Boston College School of
                                Management from September, 1977 to
                                September, 1999).

                                                                     SHARES AND
                                                                     PERCENT OF
                                                                      EACH FUND
                                                                    BENEFICIALLY
NAME                  TRUSTEE        PRINCIPAL OCCUPATION(1)          OWNED AT
(AGE)                  SINCE            AND DIRECTORSHIPS           JULY 16, 2001
-----                 -------        -----------------------        -------------
Joseph R. Palombo(4)   2000     Chief Operations Officer of Mutual       (2)
(48)                            Funds, Liberty Financial
                                Companies, Inc. (Liberty
                                Financial) since August, 2000;
                                Executive Vice President and
                                Director of Colonial Management
                                Associates, Inc. (Colonial) since
                                April, 1999; Executive Vice
                                President and Chief Administrative
                                Officer of Liberty Funds Group LLC
                                (LFG) since April, 1999; Director
                                of Stein Roe since September,
                                2000; Trustee and Chairman of the
                                Board of Stein Roe Mutual Funds
                                since October, 2000; Manager of
                                Stein Roe Floating Rate Limited
                                Liability Company since October,
                                2000 (formerly Vice President of
                                the Liberty Funds from April 1999
                                to August, 2000; Chief Operating
                                Officer, Putnam Mutual Funds from
                                1994 to 1998).
Thomas E. Stitzel      1998     Business Consultant since 1999;          (2)
(65)                            (formerly Professor of Finance
                                from 1975 to 1999 and Dean from
                                1977 to 1991, College of Business,
                                Boise State University); Chartered
                                Financial Analyst.
Thomas C. Theobald     2000     Managing Director, William Blair         (2)
(64)                            Capital Partners (private equity
                                investing) since 1994; (formerly
                                Chief Executive Officer and
                                Chairman of the Board of
                                Directors, Continental Bank
                                Corporation); Director of Xerox
                                Corporation (business products and
                                services), Anixter International
                                (network support equipment
                                distributor), Jones Lang LaSalle
                                (real estate management services)
                                and MONY Group (life insurance)).

                                                                     SHARES AND
                                                                     PERCENT OF
                                                                      EACH FUND
                                                                    BENEFICIALLY
NAME                  TRUSTEE        PRINCIPAL OCCUPATION(1)          OWNED AT
(AGE)                  SINCE            AND DIRECTORSHIPS           JULY 16, 2001
-----                 -------        -----------------------        -------------
Anne-Lee Verville      1998     Consultant since 1997 (formerly          (2)
(56)                            General Manager, Global Education
                                Industry from 1994 to 1997, and
                                President, Applications Solutions
                                Division from 1991 to 1994, IBM
                                Corporation (global education and
                                global applications)); Director of
                                Enesco Group, Inc.;
                                Learnsomething.com.



At December 31, 2000, the Liberty Funds Complex consisted of 49 open-end and 9 closed-end management investment portfolios (including each of the Funds) in the Liberty Funds Group -- Boston and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (together, the "Liberty Funds Complex").



At December 31, 2000, the Stein Roe Funds Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 1 series of Liberty-Stein Roe Funds Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 5 series of SteinRoe Variable Investment Trust, and 12 portfolios of SR&F Base Trust (together, the "Stein Roe Funds Complex").



On December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined and reorganized into one fund complex. Effective on December 27, 2000, the Trustees listed above serve as Trustees for all the Funds in both the Liberty Funds Complex and the Stein Roe Funds Complex except for the SteinRoe Variable Investment Trust. The Trustees listed above, except Ms. Kelly and Messrs. Hacker, Nelson and Theobald, began serving as trustees for the SteinRoe Variable Investment Trust on April 5, 2001. Ms. Kelly and Messrs. Hacker, Nelson, and Theobald served as Trustees for the SteinRoe Variable Investment Trust prior to April 5, 2001.

---------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On July 16, 2001, the Trustees and officers of each Fund as a group beneficially owned less than 1% of the then outstanding shares of each Fund.

(3) Mr. Mayer is an "interested person" as defined in the Investment Company Act because he is a Director of WR Hambrecht + Co. (a registered broker-dealer).

(4) Mr. Palombo is an "interested person" as defined in the Investment Company Act because he is an affiliate of each Fund's investment advisor and an employee of certain affiliates of the Advisor.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                   APPENDIX H


                              OFFICER INFORMATION


The following table sets forth certain information about the executive officers of the Liberty Funds Complex:



                                                                      SHARES AND
                                                                      PERCENT OF
                                                                       EACH FUND
                      EXECUTIVE                                      BENEFICIALLY
NAME                   OFFICER            OFFICE WITH FUND;            OWNED AT
(AGE)                   SINCE          PRINCIPAL OCCUPATION(1)       JULY 16, 2001
-----                 ---------        -----------------------       -------------
Stephen E. Gibson       1998      President of the Liberty Funds          (2)
(47)                              Complex since November, 1998;
                                  President of the Liberty Funds
                                  since June, 1998; Chairman of the
                                  Board since July, 1998, Chief
                                  Executive Officer and President
                                  since December, 1996 and
                                  Director, since July, 1996, of
                                  the Advisor (formerly Executive
                                  Vice President from July, 1996 to
                                  December, 1996); Director, Chief
                                  Executive Officer and President,
                                  LFG since December, 1998
                                  (formerly Director, Chief
                                  Executive Officer and President,
                                  The Colonial Group, Inc. (TCG)
                                  from December, 1996 to December,
                                  1998); President since January,
                                  2000 and Director, since
                                  September, 2000, SR&F (formerly
                                  Vice Chairman from January, 2000
                                  to September, 2000 and Assistant
                                  Chairman from August, 1998 to
                                  January, 2000); Managing Director
                                  of Marketing, Putnam Investments
                                  prior thereto.

                                                                      SHARES AND
                                                                      PERCENT OF
                                                                       EACH FUND
                      EXECUTIVE                                      BENEFICIALLY
NAME                   OFFICER            OFFICE WITH FUND;            OWNED AT
(AGE)                   SINCE          PRINCIPAL OCCUPATION(1)       JULY 16, 2001
-----                 ---------        -----------------------       -------------
J. Kevin Connaughton    2000      Treasurer of the Liberty Funds          (2)
(37)                              Complex and of the Liberty
                                  All-Star Funds since December,
                                  2000 (formerly Controller of the
                                  Liberty Funds Complex and of the
                                  Liberty All-Star Funds from
                                  February, 1998 to October, 2000);
                                  Treasurer of the Stein Roe Funds
                                  Complex since February 2001
                                  (formerly Controller from May,
                                  2000 to February, 2001) Vice
                                  President of the Advisor since
                                  February, 1998 (formerly Senior
                                  Tax Manager, Coopers & Lybrand,
                                  LLP from April, 1996 to January,
                                  1998; Vice President, 440
                                  Financial Group/ First Data
                                  Investor Services Group from
                                  March, 1994 to April, 1996).
William J. Ballou       2000      Secretary of the Liberty Funds          (2)
(36)                              Complex and of the Liberty
                                  All-Star Funds since October,
                                  2000 (formerly Assistant
                                  Secretary from October, 1997 to
                                  October, 2000); Secretary of the
                                  Stein Roe Funds Complex since
                                  February, 2001 (formerly
                                  Assistant Secretary from May,
                                  2000 to February, 2001); Senior
                                  Vice President and Senior Counsel
                                  of the Advisor and LFG since
                                  April, 2001 (formerly Vice
                                  President and Counsel from
                                  October, 1997 to March, 2001);
                                  and Assistant Secretary since
                                  December, 1998 of LFG (formerly
                                  Associate Counsel, Massachusetts
                                  Financial Services Company from
                                  May, 1995 to September, 1997).

                                                                      SHARES AND
                                                                      PERCENT OF
                                                                       EACH FUND
                      EXECUTIVE                                      BENEFICIALLY
NAME                   OFFICER            OFFICE WITH FUND;            OWNED AT
(AGE)                   SINCE          PRINCIPAL OCCUPATION(1)       JULY 16, 2001
-----                 ---------        -----------------------       -------------
Kevin M. Carome         1999      Executive Vice President of the         (2)
(45)                              Liberty Funds Complex and of the
                                  Liberty All-Star Funds since
                                  October, 2000; Executive Vice
                                  President of the Stein Roe Funds
                                  Complex since May, 1999 (formerly
                                  Vice President from April, 1998
                                  to May, 1999, Assistant Secretary
                                  from April, 1998 to February,
                                  2000 and Secretary from February,
                                  2000 to May, 2000); Chief Legal
                                  Officer of Liberty Financial
                                  since August, 2000; Senior Vice
                                  President, Legal since January,
                                  1999 of LFG; Executive Vice
                                  President and Assistant Secretary
                                  of Stein Roe since January, 2001
                                  (formerly General Counsel and
                                  Secretary of Stein Roe from
                                  January, 1998 to December, 1999);
                                  (formerly Vice President and
                                  Associate General Counsel of
                                  Liberty Financial from August,
                                  1993 to December, 1998).
Michelle G. Azrialy     2001      Controller of the Liberty Funds         (2)
(32)                              Complex and of the Liberty
                                  All-Star Funds since May, 2001;
                                  Vice President of LFG since
                                  March, 2001 (formerly Assistant
                                  Vice President of Fund
                                  Administration from September,
                                  2000 to February, 2001;
                                  Compliance Manager of Fund
                                  Administration from September,
                                  1999 to August, 2000) (formerly
                                  Assistant Treasurer, Chase Global
                                  Fund Services -- Boston from
                                  August, 1996 to September, 1999;
                                  Senior Accountant,
                                  PricewaterhouseCoopers LLP from
                                  June, 1991 to July, 1994).

                                                                      SHARES AND
                                                                      PERCENT OF
                                                                       EACH FUND
                      EXECUTIVE                                      BENEFICIALLY
NAME                   OFFICER            OFFICE WITH FUND;            OWNED AT
(AGE)                   SINCE          PRINCIPAL OCCUPATION(1)       JULY 16, 2001
-----                 ---------        -----------------------       -------------
Vicki Benjamin          2001      Chief Accounting Officer of the         (2)
(39)                              Liberty Funds Complex, Stein Roe
                                  Funds Complex and Liberty
                                  All-Star Funds since June, 2001;
                                  Vice President of LFG since
                                  April, 2001 (formerly Vice
                                  President, Corporate Audit, State
                                  Street Bank and Trust Company
                                  from May, 1998 to April, 2001;
                                  Senior Audit Manager, Coopers &
                                  Lybrand from December, 1989 to
                                  May, 1998).


---------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.


(2) On July 16, 2001, the Trustees and officers of each Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                                 APPENDIX I.1.


                             TRUSTEES COMPENSATION

For the fiscal years and calendar years noted, the Trustees received the following compensation for serving as Trustees(1):

--------------------------------------------------------------------------------------
                                  CIHIF               CIGMT               CIITI
                                AGGREGATE           AGGREGATE           AGGREGATE
                            COMPENSATION FROM   COMPENSATION FROM   COMPENSATION FROM
                           FUND FOR THE FISCAL FUND FOR THE FISCAL FUND FOR THE FISCAL
TRUSTEE                    YEAR ENDED 10/31/00 YEAR ENDED 11/30/00 YEAR ENDED 11/30/00
--------------------------------------------------------------------------------------
 Robert J. Birnbaum(2)            $   77              $   76               $ 74
--------------------------------------------------------------------------------------
 Tom Bleasdale(3)                  1,002(4)            1,132(5)             937(6)
--------------------------------------------------------------------------------------
 John V. Carberry(7)                  NA                  NA                 NA
--------------------------------------------------------------------------------------
 Lora S. Collins(8)                  941               1,013                840
--------------------------------------------------------------------------------------
 James E. Grinnell(9)                973               1,078                892
--------------------------------------------------------------------------------------
 Douglas A. Hacker(10)                 0                   0                  0
--------------------------------------------------------------------------------------
 Janet Langford Kelly(11)              0                   0                  0
--------------------------------------------------------------------------------------
 Richard W. Lowry                    943               1,047                867
--------------------------------------------------------------------------------------
 Salvatore Macera                    935               1,035                857
--------------------------------------------------------------------------------------
 William E. Mayer                    958               1,056                875
--------------------------------------------------------------------------------------
 James L. Moody, Jr.(12)             997(13)           1,121(14)            928(15)
--------------------------------------------------------------------------------------
 Charles R. Nelson(16)                 0                   0                  0
--------------------------------------------------------------------------------------
 John J. Neuhauser                   952               1,071                888
--------------------------------------------------------------------------------------
 Joseph R. Palombo(17)                NA                  NA                 NA
--------------------------------------------------------------------------------------
 Thomas E. Stitzel                   945               1,024                849
--------------------------------------------------------------------------------------
 Robert L. Sullivan(18)              415                 432                398
--------------------------------------------------------------------------------------
 Thomas C. Theobald(19)                0                   0                  0
--------------------------------------------------------------------------------------
 Anne-Lee Verville                   860(20)           1,008(21)            839(22)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                  CCIMF               CIMF               CNYIMF
                                AGGREGATE           AGGREGATE           AGGREGATE
                            COMPENSATION FROM   COMPENSATION FROM   COMPENSATION FROM
                           FUND FOR THE FISCAL FUND FOR THE FISCAL FUND FOR THE FISCAL
TRUSTEE                    YEAR ENDED 11/30/00 YEAR ENDED 11/30/00 YEAR ENDED 11/30/00
--------------------------------------------------------------------------------------
 Robert J. Birnbaum(23)            $ 20                $ 19                $  5
--------------------------------------------------------------------------------------
 Tom Bleasdale(24)                  659(25)             759(26)             527(27)
--------------------------------------------------------------------------------------
 John V. Carberry(28)                NA                  NA                  NA
--------------------------------------------------------------------------------------
 Lora S. Collins(29)                590                 679                 471
--------------------------------------------------------------------------------------
 James E. Grinnell(30)              628                 724                 502
--------------------------------------------------------------------------------------
 Douglas A. Hacker(31)                0                   0                   0
--------------------------------------------------------------------------------------
 Janet Langford Kelly(32)             0                   0                   0
--------------------------------------------------------------------------------------
 Richard W. Lowry                   611                 704                 489
--------------------------------------------------------------------------------------
 Salvatore Macera                   604                 695                 482
--------------------------------------------------------------------------------------
 William E. Mayer                   615                 708                 490
--------------------------------------------------------------------------------------
 James L. Moody, Jr.(33)            652(34)             751(35)             521(36)
--------------------------------------------------------------------------------------
 Charles R. Nelson(37)                0                   0                   0
--------------------------------------------------------------------------------------
 John J. Neuhauser                  625                 719                 499
--------------------------------------------------------------------------------------
 Joseph R. Palombo(38)               NA                  NA                  NA
--------------------------------------------------------------------------------------
 Thomas E. Stitzel                  597                 687                 477
--------------------------------------------------------------------------------------
 Robert L. Sullivan(39)             221                 244                 150
--------------------------------------------------------------------------------------
 Thomas C. Theobald(40)               0                   0                   0
--------------------------------------------------------------------------------------
 Anne-Lee Verville                  583(41)             671(42)             463(43)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                   TOTAL COMPENSATION
                                  CMIT                CHIMT           FROM THE FUND
                                AGGREGATE           AGGREGATE      COMPLEX PAID TO THE
                            COMPENSATION FROM   COMPENSATION FROM   TRUSTEES FOR THE
                           FUND FOR THE FISCAL FUND FOR THE FISCAL CALENDAR YEAR ENDED
TRUSTEE                    YEAR ENDED 11/30/00 YEAR ENDED 11/30/00    12/31/00(44)
--------------------------------------------------------------------------------------
 Robert J. Birnbaum(45)           $   94              $  109                  NA
--------------------------------------------------------------------------------------
 Tom Bleasdale(46)                 1,433(47)           1,712(48)        $106,000(49)
--------------------------------------------------------------------------------------
 John V. Carberry(50)                 NA                  NA                  NA
--------------------------------------------------------------------------------------
 Lora S. Collins(51)               1,283               1,532              96,000
--------------------------------------------------------------------------------------
 James E. Grinnell(52)             1,365               1,630             102,000
--------------------------------------------------------------------------------------
 Douglas A. Hacker(53)                 0                   0                   0
--------------------------------------------------------------------------------------
 Janet Langford Kelly(54)              0                   0                   0
--------------------------------------------------------------------------------------
 Richard W. Lowry                  1,325               1,583              99,000
--------------------------------------------------------------------------------------
 Salvatore Macera                  1,311               1,566              98,000
--------------------------------------------------------------------------------------
 William E. Mayer                  1,337               1,597             100,000
--------------------------------------------------------------------------------------
 James L. Moody, Jr.(55)           1,419(56)           1,695(57)         105,000(58)
--------------------------------------------------------------------------------------
 Charles R. Nelson(59)                 0                   0                   0
--------------------------------------------------------------------------------------
 John J. Neuhauser                 1,355               1,620             101,210
--------------------------------------------------------------------------------------
 Joseph R. Palombo(60)                NA                  NA                  NA
--------------------------------------------------------------------------------------
 Thomas E. Stitzel                 1,297               1,549              97,000
--------------------------------------------------------------------------------------
 Robert L. Sullivan(61)              537                 628              33,683
--------------------------------------------------------------------------------------
 Thomas C. Theobald(62)                0                   0                   0
--------------------------------------------------------------------------------------
 Anne-Lee Verville                 1,276(63)           1,487(64)          94,667(65)
--------------------------------------------------------------------------------------


 (1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

 (2) Retired as a Trustee of the Fund and the Liberty Funds Complex on December 31, 1999.

 (3) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

 (4) For the fiscal year ended October 31, 2000, compensation includes $467 payable in later years as deferred compensation.

 (5) For the fiscal year ended November 30, 2000, compensation includes $554 payable in later years as deferred compensation.

 (6) For the fiscal year ended November 30, 2000, compensation includes $455 payable in later years as deferred compensation.

 (7) Resigned as a Trustee of the Fund and the Liberty Funds Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.

 (8) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

 (9) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(10) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(11) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(12) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(13) Total compensation of $997 for the fiscal year ended October 31, 2000, was paid on January 31, 2001.

(14) Total compensation of $1,121 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(15) Total compensation of $928 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(16) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(17) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000. Mr. Palombo did not receive compensation because he was an affiliated Trustee and employee of the Advisor.

(18) Resigned as a Trustee of the Fund and the Liberty Funds Complex on April 20, 2000.

(19) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(20) Total compensation of $860 for the fiscal year ended October 31, 2000, will be paid in later years as deferred compensation.

(21) Total compensation of $1,008 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.

(22) Total compensation of $839 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.

(23) Retired as a Trustee of the Fund and the Liberty Funds Complex on December 31, 1999.

(24) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(25) For the fiscal year ended November 30, 2000, compensation includes $321 payable in later years as deferred compensation.

(26) For the fiscal year ended November 30, 2000, compensation includes $372 payable in later years as deferred compensation.

(27) For the fiscal year ended November 30, 2000, compensation includes $258 payable in later years as deferred compensation.

(28) Resigned as a Trustee of the Fund and the Liberty Funds Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.

(29) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(30) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(31) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(32) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(33) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(34) Total compensation of $652 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(35) Total compensation of $751 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(36) Total compensation of $521 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(37) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(38) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000. Mr. Palombo did not receive compensation because he was an affiliated Trustee and employee of the Advisor.

(39) Resigned as a Trustee of the Fund and the Liberty Funds Complex on April 20, 2000.

(40) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(41) Total compensation of $583 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.

(42) Total compensation of $671 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.

(43) Total compensation of $463 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.

(44) On December 31, 2000, the funds consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).

(45) Retired as a Trustee of the Fund and the Liberty Funds Complex on December 31, 1999.

(46) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(47) For the fiscal year ended November 30, 2000, compensation includes $702 payable in later years as deferred compensation.

(48) For the fiscal year ended November 30, 2000, compensation includes $839 payable in later years as deferred compensation.

(49) For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.

(50) Resigned as a Trustee of the Fund and the Liberty Funds Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.

(51) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(52) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(53) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(54) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.

(55) Resigned as a Trustee of the Fund and the Liberty Funds Complex on December 27, 2000.

(56) Total compensation of $1,419 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(57) Total compensation of $1,695 for the fiscal year ended November 30, 2000, was paid on January 31, 2001.

(58) Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.


(59) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.



(60) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000. Mr. Palombo did not receive compensation because he was an affiliated Trustee and employee of the Advisor.

(61) Resigned as a Trustee of the Fund and the Liberty Funds Complex on April 20, 2000.



(62) Elected by the shareholders of the other funds in the Liberty Funds Complex on December 27, 2000.



(63) Total compensation of $1,276 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.



(64) Total compensation of $1,487 for the fiscal year ended November 30, 2000, will be paid in later years as deferred compensation.



(65) Total compensation of $94,667 for the calendar year ended December 31, 2000, will be paid in later years as deferred compensation.

                                 APPENDIX I.2.


                             TRUSTEES' COMPENSATION


For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Liberty Funds Trust IX(66) (together, Liberty All-Star Funds(67)):



                                  TOTAL COMPENSATION FROM
                                  LIBERTY ALL-STAR FUNDS
                                FOR THE CALENDAR YEAR ENDED
TRUSTEE                            DECEMBER 31, 2000(68)
-------                         ---------------------------
Robert J. Birnbaum                        $25,000
John V. Carberry(69)                          N/A
James E. Grinnell                         $25,000
Richard W. Lowry                          $25,000
William E. Mayer                          $25,000
John J. Neuhauser                         $25,000
Joseph R. Palombo(70)                          NA



(66) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The acquisition was effected on February 9, 2001.



(67) The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the trustees/directors.



(68) Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(69) Retired as a trustee/director of the All-Star Funds on August 4, 2000, and did not receive compensation because he was an affiliated trustee/director and an employee of Liberty Financial.



(70) Did not receive compensation because he was an affiliated trustee/director and an employee of Colonial.

                                   APPENDIX J


                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee. The Audit Committee shall be comprised of at least three Trustees, each of whom shall have no relationship to the Liberty group of mutual funds (the "Funds") that may interfere with the exercise of their independence from management and the Funds and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., National Association of Securities Dealers, Inc. and American Stock Exchange, Inc.

II. Purposes of the Audit Committee. The purposes of the Audit Committee are to assist the Board of Trustees:

     1. in its oversight of: the Funds' accounting and financial reporting policies and practices, the adequacy of accounting services provided by management, its internal audit controls and procedures, and its staffing of accounting functions with suitably qualified individuals. As appropriate, such oversight includes the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Funds' financial statements and independent audit thereof;

     3. in selecting or nominating) the outside auditors to be proposed for shareholder approval in any proxy statement, evaluating and, where deemed appropriate, replacing the outside auditors;

     4. in evaluating the independence of the outside auditors and reviewing their performance, scope of work and compensation;

     5.  in reviewing the results of audits;

     6. in reviewing the controls and procedures employed by, and reports from, the Funds' custodian; and

     7. in its oversight of the accounting and financial procedures and controls and the valuation practices of the Funds' managers and administrators, including compliance with the Funds' investment policies, restrictions and tax qualification requirements.

     The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditors for the Funds is/are ultimately accountable to the Board of Trustees and Audit Committee of the Funds. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

III. Meetings of the Audit Committee. The Audit Committee shall meet at least twice annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Funds. Such review and discussion will include management letters, auditor recommendations to management, and the valuation procedures and fair valuation methodologies employed with regard to the Funds.

     2. The Audit Committee shall review and discuss with the independent auditors:

         a.  the scope of audits and audit reports;

         b. the personnel, staffing, qualifications and experience of the auditor;

         c.  the compensation of the auditor; and

         d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

     3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

         a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Funds in their financial reporting;

         b. the level of responsibility assumed by the auditors in the preparation of the audit;

         c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

         d. the process used by management for the Funds in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

         e. the auditor's responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

         f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

         g. any consultations with other accountants and significant matters that were the subject of such consultations;

         h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

         i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

     4. The Audit Committee shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Funds.

     5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Funds' annual proxy statements.

     6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

     7. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.


V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     TWO CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.

You have the option of voting your proxies over the Internet or by telephone -- it's easy and confidential!

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

    - Read the proxy statement and have your proxy card available.

    - Go to www.libertyfunds.com.

    - Click on the proxy link and follow the instructions provided.

Vote by telephone:

    - Read the proxy statement and have your proxy card available.

    - When you are ready to vote, call toll free 877-779-8683.

    - Enter the voter control number located on the upper left corner of your proxy card.

    - Follow the instructions provided to cast your vote. A representative will be available to answer questions.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK. If you have any questions or concerns, please call 888-832-5694.

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

                              PLEASE VOTE PROMPTLY
                           **************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

          Please mark
 [X]      votes as in
          this example.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder's best judgment as to any other matter. The Board of Trustees recommends a vote FOR the following items:

1. Proposal to approve a new    2. Proposal to elect nine Trustees.
   investment advisory             Nominees:(01) Douglas A. Hacker,
   agreement.                               (02) Janet Langford Kelly,
                                            (03) Richard W. Lowry,
                                            (04) William G. Mayer,
    FOR  AGAINST  ABSTAIN                   (05) Charles Nelson,
   [  ]   [  ]     [  ]                     (06) John J. Neuhauser,
                                            (07) Joseph R. Palombo,
                                            (08) Thomas C. Theobald
                                            and (09) Anne-Lee Verville,


                                   FOR  [  ]   [  ] WITHHOLD
                                   ALL              FROM ALL
                                NOMINEES            NOMINEES



                              [  ]
                                  ----------------------------------------------
                                  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


                               MARK HERE FOR ADDRESS CHANGE AND NOTE  [  ]
                                         NEW ADDRESS AT LEFT


                               Please sign exactly as name(s) appear(s) hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature:                  Date:        Signature:                  Date:
          -----------------      -------           -----------------      ------

                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                              PLEASE VOTE PROMPTLY
                                  ************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder's best judgment as to any other matter. The Board of Trustees recommends a vote FOR the following items:

1.   Proposal to approve a new investment advisory agreement.

               FOR            AGAINST             ABSTAIN
               [ ]              [ ]                 [ ]

2.   Proposal to elect nine Trustees.
     Nominees: (01) Douglas A. Hacker, (02) Janet Langford Kelly,
     (03) Richard W. Lowry, (04) William E. Meyer, (05) Charles Nelson,
     (06) John J. Neuhauser, (07) Joseph R. Palombo, (08) Thomas C. Theobald and (09) Anne-Lee Varville.

          FOR ALL NOMINEES         WITHHOLD FROM ALL NOMINEES
                [ ]                           [ ]


[ ]  _______________________________________________________________________
     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above.)


        MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT   [ ]

     Please sign exactly as name(s) appear(s) hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature: ____________________________________________ Date: __________________


Signature: ____________________________________________ Date: __________________

                      COLONIAL INTERMARKET INCOME TRUST I
                              PLEASE VOTE PROMPTLY
                                ****************

Your vote is important, no matter      held at Boston, Massachusetts, on
how many shares you own. Please        Wednesday, September 26, 2001, and
vote on the reverse side of this       at any adjournments, as specified
proxy card and sign in the space(s)    herein, and in accordance with
provided. Return your completed        their best judgement, on any other
proxy card in the enclosed envelope    business that may properly come
today.                                 before this meeting.

You may receive additional proxies
for other accounts. These are not      AFTER CAREFUL REVIEW, THE BOARD OF
duplicates; you should sign and        TRUSTEES UNANIMOUSLY HAS
return each proxy card in order for    RECOMMENDED A VOTE "FOR" ALL
your votes to be counted.              MATTERS.

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF TRUSTEES. The
signers of this proxy hereby
appoint William J. Ballou, Kevin M.
Carome, Ellen Harrington, Russell
L. Kane, Robert R. Leveille, Joseph
R. Palombo and Vincent P.
Pietropaolo each of them proxies of
the signers, with power of
substitution to vote at the Annual
Meeting of Shareholders to be

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                       This proxy, when properly executed,
-----------------------------------    will be voted in the manner directed
COLONIAL INTERMARKET INCOME TRUST I    herein and, absent direction, will be
-----------------------------------    voted FOR each item below. This proxy
                                       will be voted in accordance with the
                                       holder's best judgment as to any other
MARK HERE FOR ADDRESS CHANGE AND       matter.
NOTE NEW ADDRESS BELOW.          [ ]   The Board of Trustees recommends a vote
                                       FOR the following items:
CONTROL NUMBER:
                                       1. Proposal to approve a new investment
                                          advisory agreement.

                                                        For   Against    Abstain

                                                        [ ]     [ ]        [ ]

                                       2. Proposal to elect eleven Trustees.

                                                                         For All
                                                                        Nominees
                                                      For All   With-    Except
                                                      Nominees  held    as Noted

                                                        [ ]     [ ]        [ ]

                               (01) Douglas A. Hacker    (07) John J. Neuhauser
                               (02) Janet Langford Kelly (08) Joseph R. Palombo
                               (03) Richard W. Lowry     (09) Thomas E. Stitzel
                               (04) Salvatore Macera     (10) Thomas C. Theobald
                               (05) William E. Mayer     (11) Anne-Lee Verville
                               (06) Charles Nelson


Please be sure to sign    Date         INSTRUCTION: To withhold authority to
and date this Proxy.                   vote for any individual nominee(s),
------------------------------------   mark the "For All Nominees Except as
                                       Noted" box and strike a line through
                                       the name(s) of the nominee(s). Your
                                       shares will be voted for the remaining
                                       nominee(s).
----------------     -------------
Shareholder sign     Co-owner sign     RECORD DATE SHARES:
here                 here

                  COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

                              PLEASE VOTE PROMPTLY

                              ********************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

     FOR       AGAINST        ABSTAIN
     [ ]         [ ]            [ ]

2.   Proposal to elect nine Trustees.
     Nominees: (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard
               W. Lowry, (04) William E. Mayer, (05) Charles Nelson, (06) John
               J. Neuhauser, (07) Joseph R. Palombo, (08) Thomas C. Theobald and
               (09) Anne-Lee Verville.

                 FOR                         WITHHOLD
                 ALL    [ ]              [ ] FROM ALL
               NOMINEES                      NOMINEES


               [ ]
                  --------------------------------------------------------
                  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                              MARK HERE FOR ADDRESS CHANGE AND NOTE    [ ]
                                     NEW ADDRESS AT LEFT

               Please sign exactly as name(s) appear(s) hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:                  Date:      Signature:                  Date:
          ------------------     ------          ------------------     ------

                        COLONIAL INSURED MUNICIPAL FUND

                              PLEASE VOTE PROMPTLY

                              ********************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

     FOR       AGAINST        ABSTAIN
     [ ]         [ ]            [ ]

2.   Proposal to elect nine Trustees.

     Nominees: (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard
               W. Lowry, (04) William E. Mayer, (05) Charles Nelson, (06) John
               J. Neuhauser, (07) Joseph R. Palombo, (08) Thomas C. Theobald and
               (09) Anne-Lee Verville.

                 FOR                         WITHHOLD
                 ALL    [ ]              [ ] FROM ALL
               NOMINEES                      NOMINEES


               [ ]
                  --------------------------------------------------------
                  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                              MARK HERE FOR ADDRESS CHANGE AND NOTE    [ ]
                                     NEW ADDRESS AT LEFT

               Please sign exactly as name(s) appear(s) hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:                  Date:      Signature:                  Date:
          ------------------     ------          ------------------     ------

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                              PLEASE VOTE PROMPTLY

                              ********************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1.   Proposal to approve a new investment advisory agreement.

     FOR       AGAINST        ABSTAIN
     [ ]         [ ]            [ ]

2.   Proposal to elect nine Trustees.
     Nominees: (01) Douglas A. Hacker, (02) Janet Langford Kelly, (03) Richard
               W. Lowry, (04) William E. Mayer, (05) Charles Nelson, (06) John
               J. Neuhauser, (07) Joseph R. Palombo, (08) Thomas C. Theobald and
               (09) Anne-Lee Verville.

                 FOR                         WITHHOLD
                 ALL    [ ]              [ ] FROM ALL
               NOMINEES                      NOMINEES


               [ ]
                  --------------------------------------------------------
                  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                              MARK HERE FOR ADDRESS CHANGE AND NOTE    [ ]
                                     NEW ADDRESS AT LEFT

               Please sign exactly as name(s) appear(s) hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:                  Date:      Signature:                  Date:
          ------------------     ------          ------------------     ------

                        COLONIAL MUNICIPAL INCOME TRUST
                              PLEASE VOTE PROMPTLY
                                ****************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------
COLONIAL MUNICIPAL INCOME TRUST         This proxy, when properly executed, will
-------------------------------         be voted in the manner directed herein
                                        and, absent direction, will be voted FOR
MARK HERE FOR ADDRESS CHANGE AND   [ ]  each item below. This proxy will be
NOTE NEW ADDRESS BELOW.                 voted in accordance with the holder's
                                        best judgment as to any other matter.
CONTROL NUMBER:
                                        The Board of Trustees recommends a
                                        vote FOR the following items:

                                        1. Proposal to approve
                                           a new investment advisory
                                           agreement.

                                                         For   Against   Abstain
                                                         [ ]     [ ]       [ ]


                                        2. Proposal to elect
                                           nine Trustees.

                                                                        For All
                                                                        Nominees
                                                    For All     With-     Except
                                                  Nominees    hold      as Noted
                                                     [ ]      [ ]        [ ]

                              (01) Douglas A. Hacker     (06) John J. Neuhauser
                              (02) Janet Langford Kelly  (07) Joseph R. Palombo
                              (03) Richard W. Lowry      (08) Thomas C. Theobald
                              (04) William E. Mayer      (09) Anne-Lee Verville
                              (05) Charles Nelson

Please be sure to sign and date this     INSTRUCTION: To withhold authority
Proxy.                                   to vote for any individual
                    Date                 nominee(s), mark the "For All
                         ------------    Nominees Except as Noted" box and
                                         strike a line through the name(s)
                                         of the nominee(s). Your shares will
                                         be voted for the remaining
                                         nominee(s).

-------------------------------------
Shareholder sign here

                                         RECORD DATE SHARES:
-------------------------------------
Co-owner sign here

                                     PROXY

                     COLONIAL INTERMEDIATE HIGH INCOME FUND

          THIS PROXY  IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo, and Vincent P. Peitropaolo, each of them proxies of the undersigned, with power of substitution to vote at the Annual Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today. After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR each item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter. The Board of Trustees recommends a vote FOR the following items:

1.    Proposal to approve a new investment advisory agreement.

FOR         AGAINST          ABSTAIN

[ ]           [ ]              [ ]


2. Proposal to elect eleven Trustees.

Nominees:    (01) Douglas A. Hacker, (02) Janet Langford Kelly,
             (03) Richard W. Lowry, (04) Salvatore Macera,
             (05) William E. Mayer, (06) Charles Nelson, (07) John J. Neuhauser,
             (08) Joseph R. Palombo, (09) Thomas E. Stitzel,
             (10) Thomas C. Theobald and (11) Anne-Lee Verville.

FOR ALL     WITHHOLD FROM
NOMINEES    ALL NOMINEES

  [ ]           [ ]

[ ] _______________________________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provide above)

MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT
                                                                          [ ]

Please sign exactly as name(s) appear(s) hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature: ______________ Date: _______ Signature: ____________ Date: __________

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                     (SERIES T SHARES AND SERIES W SHARES)

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Levelle, Joseph R. Palombo and Vincent P. Plotropacio, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:


Please be sure to sign and date this Proxy.                 Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Shareholder sign here                       Co-owner sign here


1.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT. (Item 1 of the
     Notice)
                 FOR                  AGAINST                    ABSTAIN
                 [ ]                   [ ]                         [ ]

2.   ELECTION OF ELEVEN TRUSTEES. (Item 2 of the Notice)

                FOR ALL                                          FOR ALL
               NOMINEES              WITHHOLD                     EXCEPT
                  [ ]                  [ ]                         [ ]

            (01) Douglas A. Hacker         (07) John J. Neuhauser
            (02) Janet Langford Kelly      (08) Joseph R. Palombo
            (03) Richard W. Lowry          (09) Thomas E. Stitzel
            (04) Salvatore Macara          (10) Thomas C. Theobald
            (05) William E. Meyer          (11) Anne-Lee Verville
            (06) Charles Nelson

     Instructor: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
-------------------------------------------------------------------------------

                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Levelle, Joseph R. Palombo and Vincent P. Plotropacio, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:


Please be sure to sign and date this Proxy.                 Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Shareholder sign here                       Co-owner sign here


1.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT. (Item 1 of the
     Notice)
                 FOR                  AGAINST                    ABSTAIN
                 [ ]                   [ ]                         [ ]

2.   ELECTION OF ELEVEN TRUSTEES. (Item 2 of the Notice)

                FOR ALL                                          FOR ALL
               NOMINEES              WITHHOLD                     EXCEPT
                  [ ]                  [ ]                         [ ]

            (01) Douglas A. Hacker         (07)  John J. Neuhauser
            (02) Janet Langford Kelly      (08)  Joseph R. Palombo
            (03) Richard W. Lowry          (09)  Thomas E. Stitzel
            (04) Salvatore Macara          (10) Thomas C. Theobald
            (05) William E. Meyer          (11) Anne-Lee Verville
            (06) Charles Nelson

     Instructor: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
-------------------------------------------------------------------------------

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Levelle, Joseph R. Palombo and Vincent P. Plotropacio, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                  COLONIAL CALIFORNIA INSURED MUNICIPAL TRUST
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:


Please be sure to sign and date this Proxy.                 Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Shareholder sign here                       Co-owner sign here


1.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT. (Item 1 of the
     Notice)
                 FOR                  AGAINST                    ABSTAIN
                 [ ]                   [ ]                         [ ]

2.   ELECTION OF ELEVEN TRUSTEES. (Item 2 of the Notice)

                FOR ALL                                          FOR ALL
               NOMINEES              WITHHOLD                     EXCEPT
                  [ ]                  [ ]                         [ ]

             (01) Douglas A. Hacker         (07) John J. Neuhauser
             (02) Janet Langford Kelly      (08) Joseph R. Palombo
             (03) Richard W. Lowry          (09) Thomas E. Stitzel
             (04) Salvatore Macara          (10) Thomas C. Theobald
             (05) William E. Meyer          (11) Anne-Lee Verville
             (06) Charles Nelson

     Instructor: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
-------------------------------------------------------------------------------

                        COLONIAL INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Levelle, Joseph R. Palombo and Vincent P. Plotropacio, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                        COLONIAL INSURED MUNICIPAL FUND
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:


Please be sure to sign and date this Proxy.                 Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Shareholder sign here                       Co-owner sign here


1.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT. (Item 1 of the
     Notice)
                 FOR                  AGAINST                    ABSTAIN
                 [ ]                   [ ]                         [ ]

2.   ELECTION OF ELEVEN TRUSTEES. (Item 2 of the Notice)

                FOR ALL                                          FOR ALL
               NOMINEES              WITHHOLD                     EXCEPT
                  [ ]                  [ ]                         [ ]

            (01) Douglas A. Hacker         (07)  John J. Neuhauser
            (02) Janet Langford Kelly      (08)  Joseph R. Palombo
            (03) Richard W. Lowry          (09)  Thomas E. Stitzel
            (04) Salvatore Macara          (10)  Thomas C. Theobald
            (05) William E. Meyer          (11)  Anne-Lee Verville
            (06) Charles Nelson

     Instructor: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
-------------------------------------------------------------------------------

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Levelle, Joseph R. Palombo and Vincent P. Plotropacio, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:


Please be sure to sign and date this Proxy.                 Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Shareholder sign here                       Co-owner sign here


1.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT. (Item 1 of the
     Notice)
                 FOR                  AGAINST                    ABSTAIN
                 [ ]                   [ ]                         [ ]

2.   ELECTION OF ELEVEN TRUSTEES. (Item 2 of the Notice)

                FOR ALL                                          FOR ALL
               NOMINEES              WITHHOLD                     EXCEPT
                  [ ]                  [ ]                         [ ]

            (01) Douglas A. Hacker         (07)  John J. Neuhauser
            (02) Janet Langford Kelly      (08)  Joseph R. Palombo
            (03) Richard W. Lowry          (09)  Thomas E. Stitzel
            (04) Salvatore Macara          (10) Thomas C. Theobald
            (05) William E. Meyer          (11) Anne-Lee Verville
            (06) Charles Nelson

     Instructor: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
-------------------------------------------------------------------------------

                        COLONIAL MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Levelle, Joseph R. Palombo and Vincent P. Plotropacio, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust, to be held in Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                        COLONIAL MUNICIPAL INCOME TRUST
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


CONTROL NUMBER:


Please be sure to sign and date this Proxy.                 Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Shareholder sign here                       Co-owner sign here


1.   PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT. (Item 1 of the
     Notice)
                 FOR                  AGAINST                    ABSTAIN
                 [ ]                   [ ]                         [ ]

2.   ELECTION OF ELEVEN TRUSTEES. (Item 2 of the Notice)

                FOR ALL                                          FOR ALL
               NOMINEES              WITHHOLD                     EXCEPT
                  [ ]                  [ ]                         [ ]

            (01) Douglas A. Hacker         (07) John J. Neuhauser
            (02) Janet Langford Kelly      (08) Joseph R. Palombo
            (03) Richard W. Lowry          (09) Thomas E. Stitzel
            (04) Salvatore Macara          (10) Thomas C. Theobald
            (05) William E. Meyer          (11) Anne-Lee Verville
            (06) Charles Nelson

     Instructor: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

RECORD DATE SHARES:
-------------------------------------------------------------------------------